Exhibit 10.12

NEUROONE, INC.

STOCK OPTION GRANT NOTICE

(2016 Equity Incentive Plan)

NeuroOne, Inc., a Delaware Corporation (the “Company”), pursuant to its 2016 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan shall have the same definitions as in the Plan.

Optionholder:	Name
Date of Grant:	April 10, 2017
Vesting Commencement Date:	Date
Number of Shares Subject to Option:	Amount
Exercise Price (Per Share):	$0.59
Total Exercise Price:	Price
Expiration Date:	April 10, 2027

Type of Grant:	☐ Incentive Stock Option[1]	☐ Nonstatutory Stock Option

Exercise Schedule:	☒ Same as Vesting Schedule

Vesting Schedule:	[¼ of the Shares shall vest on the Vesting Commencement Date, with the remaining Shares vesting thereafter in equal increments on the last day of each calendar quarter over the next 12 calendar quarters.]

Payment:	By one or a combination of the following items (described in the Option Agreement):

☒	By cash or check
☒	By bank draft or money order payable to the Company
☒	By delivery of already-owned shares
☒	If and only to the extent this option is a Nonstatutory Stock Option, and subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement[2]

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) options previously granted and delivered to Optionholder by the Company, and (ii) the following agreements only:

SIGNATURES ON THE FOLLOWING PAGE

1 If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value of stock (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

2 Any portion of this option intended to qualify as an Incentive Stock Option may not be exercised by net exercise.

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OTHER AGREEMENTS:

NEUROONE, INC.		OPTIONHOLDER

By:
	Signature	Signature
Name:	Dave Rosa	Name:	[Name]
Title:	President and CEO	Date:	April 10, 2017
Date:	April 10, 2017

ATTACHMENTS: Option Agreement, 2016 Equity Incentive Plan, Notice of Exercise and Investment Representation Statement

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ATTACHMENT I

NEUROONE, INC.

2016 Equity Incentive Plan

OPTION AGREEMENT
(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)

Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement, NeuroOne, Inc., a Delaware Corporation (the “Company”), has granted you an option under its 2016 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Capitalized terms not explicitly defined in this Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1.             Vesting. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

2.             Number of Shares and Exchange Price. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.

3.             Exercise Restriction for Non-Exempt Employees. In the event that you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), and except as otherwise provided in the Plan, you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant specified in your Grant Notice, notwithstanding any other provision of your option.

4.             Method of Payment. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash, check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a)         By delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(b)         If the Option is a Nonstatutory Stock Option, subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that you must pay in cash or by other permitted form of payment any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided further, however, that shares of Common Stock will no longer be able to be acquired under your option to the extent that (i) shares are used to pay the exercise price pursuant to the “net exercise,” (ii) shares are delivered to you as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations.

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5.             Whole Shares. You may exercise your option only for whole shares of Common Stock.

6.             Securities Law Compliance. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

7.             Term. You may not exercise your option before the commencement of its term or after its term expires. The term of your option commences on the Date of Grant and expires upon the earliest of the following:

(a)         immediately upon the termination of your Continuous Service for Cause;

(b)         three (3) months after the termination of your Continuous Service for any reason other than Cause, Disability or death, provided that if during any part of such three (3) month period you may not exercise your option solely because of the condition set forth in the preceding paragraph relating to “Securities Law Compliance,” your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; and if (i) you are a Non-Exempt Employee, (ii) your Continuous Service terminates within six (6) months after the Date of Grant specified in your Grant Notice, and (iii) you have vested in a portion of your option at the time of your termination of Continuous Service, your option shall not expire until the earlier of (x) the later of (A) the date that is seven (7) months after the Date of Grant specified in your Grant Notice or (B) the date that is three (3) months after the termination of your Continuous Service, or (y) the Expiration Date;

(c)         twelve (12) months after the termination of your Continuous Service due to your Disability (except as provided in Paragraph 7(d) below);

(d)         eighteen (18) months after your death if you die either (A) during your Continuous Service, (B) during the three (3) month period after your Continuous Service terminates other than on account of Cause or your Disability, or (C) during the twelve (12) month period following termination of your Continuous Service on account of your Disability;

(e)         the Expiration Date indicated in your Grant Notice; or

(f)          the day before the tenth (10th) anniversary of the Date of Grant.

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If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, you must exercise the option during the ISO Exercise Period. For this purpose, the “ISO Exercise Period” begins on the Date of Grant and ends (i) three (3) months after termination of your employment with the Company or an Affiliate other than on account of Cause or your death or Disability (unless you die within that three (3) month period), (ii) twelve (12) months after termination of your employment with the Company or an Affiliate on account of your Disability (unless you die within that twelve (12) month period), or (iii) twelve (12) months after your death if your employment with the Company or an Affiliate terminates on account of you death or if your death occurs during either the three (3) month or the twelve (12) month period referred to in the foregoing clauses (i) and (ii) of this sentence, as applicable.  The Company has provided for extended exercisability of your option under certain circumstances for your benefit but, if your option is an Incentive Stock Option, you will not be entitled to the favorable tax treatment associated with an Incentive Stock Option if you exercise your option after the ISO Exercise Period. If your option is an Incentive Stock Option, moreover, you will also not be entitled to the favorable tax treatment associated with an Incentive Stock Option unless you remain in Continuous Service as an employee of the Company or an Affiliate for the entire ISO Exercise Period (except for the post-employment termination portion of the ISO Exercise Period set forth in the second preceding sentence of this paragraph.

8.             Exercise.

(a)         You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

(b)         By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Common Stock acquired upon such exercise.

(c)         If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

9.             Transferability. Except as otherwise provided in this Section 9, your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

(a)         Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer your option to a trust if you are considered to be the sole beneficial owner of the option (determined under Section 671 of the Code and applicable state law) while the option is held in the trust, subject to you and the trustee entering into transfer and other agreements required by the Company.

(b)         Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option and receive the Common Stock or other consideration resulting from such exercise, but only to the extent that you were entitled to exercise the option as of the date of your death. In the absence of such a designation, your executor or administrator of your estate shall be entitled to exercise this option and receive, on behalf of your estate, the Common Stock or other consideration resulting from such exercise, but only to the extent that you were entitled to exercise the option as of the date of your death.

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10.           Option not a Service Contract. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

11.           Withholding Obligations.

(a)         At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you by the Company or an Affiliate, and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign income and employment tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option or the vesting or disposition of the shares acquired upon exercise of the option.

(b)         Upon your request and subject to approval by the Company, in its sole discretion, and in compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of income and employment tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability for financial accounting purposes). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

(c)         You may not exercise your option unless the income and employment tax withholding obligations of the Company and/or any Affiliate are satisfied, or provisions for the satisfaction of such obligations acceptable to the Company are in place. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.

12.           Tax Consequences. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You shall not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation. In particular, you acknowledge that this option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant, there is no impermissible deferral of compensation associated with the option and certain other requirements set forth in the regulations under Section 409A of the Code are satisfied.

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13.           Notices. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

14.           Governing Plan Document. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

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ATTACHMENT II

2016 Equity Incentive Plan

[See Attached]

ATTACHMENT III

NOTICE OF EXERCISE

[________________]

[________________]

[________________]

[________________]

Attention: Secretary

1.             Exercise of Option. Effective as of today, [_______________], the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase [___________] shares of the Common Stock (the “Shares”) of NeuroOne, Inc., a Delaware corporation (the “Company”), under and pursuant to the 2016 Equity Incentive Plan (the “Plan”) and the Stock Option Grant Notice dated April 10, 2017 and corresponding Option Agreement (collectively, the “Option Agreement”).

2.             Delivery of Payment. Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.             Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.             Rights as Stockholder.    Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in the Plan.

5.             Prohibition Against Transfer of Shares.   Except in the case of a Corporate Transaction or a Change in Control, or as provided in Section 6  below, or as consented to in advance in writing by the Board, the Optionee may not transfer, sell, assign, hypothecate, pledge or borrow against any or all of the Shares or any interest in the Shares, provided, however, that upon the death of the Optionee, Shares that are then vested may be transferred by will or intestacy to the Optionee’s immediate family or to a trust for the benefit of the Optionee’s immediate family, in which case the Shares in the hands of the Optionee’s immediate family member(s) or a trust for the benefit of the Optionee’s immediate family member(s) shall similarly be non-transferable, except in the event of a Corporate Transaction or a Change in Control, or pursuant to Section 6  below, or if otherwise consented to by the Board. “Immediate Family” as used herein shall mean the spouse or the lineal descendants of the Optionee.

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6.             Right To Repurchase Shares Upon Termination of Optionee’s Continuous Service Or Non-Competition Breach Event.

(a)         General.   Notwithstanding any provision of the Plan or the Option Agreement to the contrary, if the Optionee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason, including upon the Optionee’s death, disability, resignation, termination with or without Cause (the date on which such termination occurs being referred to as the “Termination Date”), or if the Optionee violates any non-compete, confidentiality, non-solicitation, nondisparagement or similar restrictive covenant agreement with the Company or any Affiliate (a “Non-Competition Breach Event”), then the Company shall have the option to repurchase all or any part of the Shares that have been acquired upon exercise of the Option, regardless of whether the Shares were acquired or are held by the Optionee or a permitted transferee of the Optionee (the “Repurchase Option”); provided, however, that the Repurchase Option shall terminate upon the earlier to occur of the date on which (i) the Company first sells shares of its Common Stock in an underwritten public offering registered under the Securities Act, or (ii) a Change in Control Transaction is consummated.

(b)         Procedure for Repurchase by Company.  The Company may elect to exercise the Repurchase Option and purchase all or any portion of the Shares by delivery of written notice (the “Repurchase Notice”) to the Optionee or any permitted transferee of the Optionee within two (2) years after the Termination Date or the date the Board first becomes aware of the Non-Competition Breach Event, as applicable.  The Repurchase Notice shall set forth the number of Shares to be acquired from the Optionee (or a permitted transferee of the Optionee), the aggregate consideration to be paid for such Shares (as determined pursuant to Section 6(d) below) and the time and place for the closing of the transaction.

(c)         Closing of Repurchase of Shares.  The repurchase of Shares pursuant to this Section 6 shall be closed at the Company’s executive offices within ninety (90) days after delivery by the Company of the Repurchase Notice.  At the closing, the Company shall pay the repurchase price in the manner specified in Section 6(e) below and the Optionee or the permitted transferee(s) of the Optionee, as applicable, shall deliver the certificate or certificates representing such Shares to the Company, accompanied by duly executed transfer powers.  The Company shall be entitled to receive customary representations and warranties from the Optionee and/or permitted transferee(s) of the Optionee, as applicable, regarding the sale of such Shares (including representations and warranties regarding good title to such Shares, free and clear of any liens or encumbrances) and to require the signature of the Optionee or the permitted transferee(s) of the Optionee, as applicable, to be guaranteed by a national bank or reputable securities broker.  The Company may assign its Repurchase Option and associated rights and obligations under this Section 6 to any one or more persons or entities.

(d)         Repurchase Price.  The repurchase price per Share to be paid for the  Shares repurchased by the Company pursuant to this Section shall be the Fair Market Value of a Share as of the Termination Date, unless the event that gives rise to the repurchase right under this Section 6 is termination of the Optionee’s Continuous Service by the Company or a Subsidiary for Cause or a Non-Competition Breach Event, in which case the repurchase price per Share shall equal the lesser of (i) the Fair Market Value of a Share as of the Termination Date or the date the Board first becomes aware of the Non-Competition Breach Event, as applicable, and (ii) the Exercise Price per Share specified in the Stock Option Grant Notice.

(e)         Manner of Payment.  If the Company elects to repurchase all or any part of the Shares under this Section 6, the Company shall pay for such Shares, in the discretion of the Board, either (i) by certified check or wire transfer of funds equal to all or a portion of the repurchase price, or (ii) by issuance of a subordinated promissory note in the amount of the repurchase price (or the portion of the repurchase price not paid by certified check or wire transfer of funds).  Such subordinated promissory note shall bear interest at the applicable federal income tax rate (which interest shall be payable annually in cash unless otherwise prohibited), shall have principal payable in four equal installments due on the first four anniversary dates of the date of issuance (provided that such note shall permit prepayment in the discretion of the Board) and shall be subordinated on terms and conditions satisfactory to the holders of the Company’s and its Affiliates’ indebtedness for borrowed money. In addition, the Company may pay the repurchase price for such Shares by offsetting amounts outstanding under any indebtedness or obligations owed by the Optionee to the Company or any Affiliate.

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7.              Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

8.             Restrictive Legends and Stop-Transfer Orders.

(a)         Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF REPURCHASE HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES (OR FOR SUCH LONGER PERIOD AS PREVIOUSLY AGREED TO BY THE HOLDER OF THE SHARES) AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY.

(b)         Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)         Refusal to Transfer. The Company shall not be required (i) to transfer on its books any unvested Shares or Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or receive dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

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9.             Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

10.           Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be resolved by the Board. The resolution of such a dispute by the Board shall be final and binding on all parties.

11.           Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

12.           Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement, if applicable, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted By:	Accepted By:

Optionee:	The Company:

NeuroOne, Inc.

___________________________________	By:_____________________________________
[Name]	Name:___________________________________
Date:_______________________________	Title:____________________________________

Resident Address:_____________________	Date:____________________________________

___________________________________

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ATTACHMENT IV

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:	NAME

COMPANY:	NEUROONE, Inc.

SECURITY:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a)            Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)            Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

(c)            Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (i) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (ii) the availability of certain public information about the Company, (iii) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (iv) the timely filing of a Form 144, if applicable.

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(d)            In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one (1) year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, additionally, in the case of acquisition of the Securities by an affiliate, the satisfaction of the conditions set forth in sections (i), (ii), (iii) and (iv) of the paragraph immediately above.

(e)            Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee

Optionee:

[Name]
Date:

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